UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
JOHNSON & JOHNSON

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Johnson & Johnson Shareholder Meeting to Be Held on April 25, 2019.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 26, 2019
Date: April 25, 2019 Time: 10:00 a.m. Eastern Time
Location: Hyatt Regency New Brunswick Two Albany Street New Brunswick, NJ 08901
To attend the annual meeting please request a ticket at www.proxyvote.com/JNJ.
JOHNSON & JOHNSON ONE JOHNSON & JOHNSON PLAZA NEW BRUNSWICK, NJ 08933	You are receiving this communication because you hold shares in Johnson & Johnson.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/JNJ or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT; ANNUAL REPORT
How to View Online:
Have available the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/JNJ.
How to Request a PAPER or E-MAIL Copy of the Proxy Materials:
Please choose one of the following methods to make your request on or before April 11, 2019 to facilitate timely delivery. There is no charge for requesting a copy.
1) BY INTERNET:	www.proxyvote.com/JNJ
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  Send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: All shareholders as of the record date, February 26, 2019, may vote in person at the meeting. To attend the meeting, please request an admission ticket in advance. See Shareholder Meeting Ticket Request below.

Vote By Internet: Go to www.proxyvote.com/JNJ. Have available the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials (see above), which will include a proxy card.
Shareholder Meeting Ticket Request: You must register for and print your ticket at the shareholder meeting registration site: www.proxyvote.com/JNJ. If you are unable to print your ticket, please call Shareholder Meeting Registration Phone Support (Toll Free) 1-844-318-0137 or (International Toll Call) 1-925-331-6070 or email AnnualMeeting@its.jnj.com for assistance.

Voting Items

The Board of Directors recommends a vote FOR all Director nominees listed:
1	Election of Directors		The Board of Directors recommends a vote FOR the following proposals:
	1a.	Mary C. Beckerle	2.	Advisory Vote to Approve Named Executive Officer Compensation
	1b.	D. Scott Davis	3.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2019
	1c.	Ian E. L. Davis
	1d.	Jennifer A. Doudna	The Board of Directors recommends a vote AGAINST the following proposals:
	1e.	Alex Gorsky	4.	Shareholder Proposal – Clawback Disclosure
	1f.	Marillyn A. Hewson	5.	Shareholder Proposal – Executive Compensation and Drug Pricing Risks
	1g.	Mark B. McClellan
	1h.	Anne M. Mulcahy
	1i.	William D. Perez
	1j.	Charles Prince
	1k.	A. Eugene Washington
	1l.	Ronald A. Williams